SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                September 1, 1998
                            (Earliest Event Reported)

                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)

   Georgia                             1-10312                      58-1134883
(State of                          (Commission File               (IRS Employer
 Incorporation)                         Number)                  Identification
                                                                        Number)

                 901 Front Avenue, Suite 301, Columbus, Georgia 31901
                     (Address of principal executive offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)



Item 5.           Other Events.

      On September 1, 1998, Synovus Financial Corp. ("Registrant") announced the completion of its acquisition of the $348 million asset Community Bank Capital Corporation, Alpharetta, Georgia.

      A  copy  of  Registrant's   press   release  regarding   the  announcement
referenced above is attached hereto as Exhibit 99.1, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release dated September 1, 1998





                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNOVUS FINANCIAL CORP.
                                         ("Registrant")

Dated:    September 1, 1998              By:/s/ Kathleen Moates
                                                Kathleen Moates
                                                Senior Vice President

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                                  Exhibit Index

Exhibit Number                Description

99.1                          Synovus Financial Corp.'s
                              press release
                              dated September 1, 1998

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